Goldman Sachs
Technology Investment
Symposium

February 24, 2003

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2.21.03	page 1

Priceline.com would like to remind you that this presentation may contain forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.

Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward looking statements. For a list of factors that could cause Priceline.com's actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors in Priceline.com's most recent filings with the Securities and Exchange Commission. Unless required by law, Priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with priceline.com's audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q. Certain presentations are not consistent with Generally Accepted Accounting Principles.

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 2

Quarterly Historical Results

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 3

Quarterly Historical Results

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 4

Quarterly Historical Results

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 5

Quarterly Historical Results

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 6

Priceline Air

  •
  9-11 Impact on Airline Industry

  •
  Initial severe decline in demand followed by recovery

  •
  Capacity cuts by airlines

  •
  Massive losses and bankruptcies among major carriers

  •
  9-11 Impact on Priceline

  •
  Air bind rate

  •
  Air tickets sold

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 7

Priceline Air

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 8

Priceline Hotels

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 9

Travel Diversification

  •
  Hotel now represents over half of all booked offers

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 10

Priceline Hotels: Best Prices on Internet

  •
  Priceline consistently delivers significant discounts over Expedia, Hotels.com and Travelocity

  •
  Priceline's median customer savings are:

  •
  45% vs. Expedia

  •
  46% vs. Hotels.com

  •
  Priceline backs up savings claims with a best price guarantee

  •
  If you do find a better price online than you paid at Priceline, we will refund the difference

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 11

Priceline Hotels: Quality Accommodations

  •
  Only major Internet site with corporate participation from every major U.S. hotel company

  •
  More merchant hotels (9K+) than any other site, including Hotels.com and Expedia (PhocusWright)

  •
  Stringent and consistent star rating system. A recent internal study found:

  •
  Hotels.com rated the same hotel higher 76% of the time

  •
  Priceline compares favorably to Expedia and AAA

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 12

Priceline Hotels: Quality Customer Experience

  •
  Priceline delivers high quality hotels for the best customer experience

  •
  92% of Priceline's hotel customers said their Priceline hotel experience met or exceeded their expectations in our most recent customer satisfaction survey

  •
  55% said that experience exceeded expectations

  •
  37% said that experience met expectations

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 13

Hotel Advertising Campaign

  •
  Goals

  •
  Advertise our strengths: Hotels

  •
  Break through savings claim clutter

  •
  Demonstrate ease of use of product

  •
  Assure customer of high quality

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 14

2003 Media Strategy

  •
  Use online primarily for Airline product

  •
  Direct response television focused on Hotels

  •
  Cable

  •
  Specific local network

  •
  75% offline media spend

  •
  Radio

  •
  Accentuate television message

  •
  20% offline media spend

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 15

Continued Diversification

  •
  Supplement core Hotel growth by diversifying away from opaque Air through:

  •
  Vacations

  •
  Opaque, GOGO Worldwide Vacations (Liberty Travel)

  •
  Lowestfare.com retail initiatives:

  1.
  Satisfy unbound priceline.com customers that would've gone elsewhere

  2.
  Cross-sell hotel and rental car to retail purchasers

  3.
  Build bookings and awareness for Lowestfare.com

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 16

2003 Financial Goals

  •
  25%+ yr/yr growth in Hotel room-nights

  •
  Year/year hotel revenue up approximately 35% as of 2/23/03

  •
  70% of booked offers to come from services other than opaque Airline product

  •
  Year/year growth in revenues in second half of year

  •
  Year/year growth in full year EPS

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 17

Priceline Valuation

Closing Stock Price (2/21/03)	$1.26
Gross Diluted Shares Outstanding	231.212

Gross Equity Value	$291.3
Less: Option Proceeds	(5.3)

Net Equity Value	$286.1
Add: Series B Preferred Stock	13.5
Less: Cash and Marketable Securities	(149.6)

Fully Diluted Enterprise Value	$149.9

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 18

Priceline Valuation

  •
  Comparative valuations based on 2003 consensus gross bookings estimates:

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 19

Priceline Valuation

  •
  Comparative valuations based on 2003 consensus gross profit estimates:

Reflects net revenue estimates for Expedia for purposes of direct comparability

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 20

Priceline Valuation

  •
  Comparative valuations based on 2003 consensus pro forma EBITDA estimates:

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 21

Priceline Valuation

  •
  Comparative valuations based on annualized 4Q02 merchant hotel room-nights sold:

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2/13/03	page 22

CONFIDENTIAL INFORMATION · Property of priceline.com incorporated. All Rights Reserved. · 2.21.03	page 23